Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

ValueShares U.S. Quantitative Value ETF (QVAL)
ValueShares International Quantitative Value ETF (IVAL)
MomentumShares U.S. Quantitative Momentum ETF (QMOM)
MomentumShares International Quantitative Momentum ETF (IMOM)
each a series of Alpha Architect ETF Trust
 (each a “Fund” and collectively, the “Funds”)

December 1, 2016

Supplement to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
 dated January 31, 2016

NOTICE OF A CHANGE IN EACH FUND’S INVESTMENT OBJECTIVE

Each Fund currently has an investment objective of seeking long-term capital appreciation and pursues that objective through a quantitative investment methodology described in the Funds’ current Prospectus dated January 31, 2016.

Effective on or about January 31, 2017, Empirical Finance, LLC, d/b/a Alpha Architect, an affiliate of Empowered Funds, LLC, the Fund’s investment adviser (the “Adviser”), will begin publishing a family of rules-based indices based on the quantitative investment methodology applicable to each Fund. In connection with the publication of the indices, on or about January 31, 2017, each Fund’s investment objective will change to track the total return performance, before fees and expenses, of the applicable index as described in the table below:

Fund	Index
ValueShares U.S. Quantitative Value ETF	Alpha Architect Quantitative Value Index
ValueShares International Quantitative Value ETF	Alpha Architect International Quantitative Value Index
MomentumShares U.S. Quantitative Momentum ETF	Alpha Architect Quantitative Momentum Index
MomentumShares International Quantitative Momentum ETF	Alpha Architect International Quantitative Momentum Index

Because each index is based on the same quantitative investment methodology currently used by the Adviser for the corresponding Fund, the change in investment objective is not expected to have a significant effect on the investments made by each Fund or the risks related to such investments. On or about January 31, 2017, shareholders will receive an updated Summary Prospectus (which incorporates by reference an updated Prospectus and SAI) with information about the Funds’ new investment objectives, principal investment strategies, and principal investment risks, among other information. No changes in the fees or expenses charged by the Funds will result from the change in the Funds’ investment objectives.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and SAI.